UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 16, 2009

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19879	11-3054851
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
Of Incorporation)		Identification No.)

35 Wilbur Street
Lynbrook, NY 11563
(Address of Principal Executive Office) (Zip Code)

516.593.7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms "we," "us," "our" and "Company" refer to BioSpecifics Technologies Corp.

ITEM 8.01 OTHER EVENTS

On September 16, 2009, the Arthritis Advisory Committee appointed by the Division of Anesthesia, Analgesia and Rheumatology Products of the U.S. Food and Drug Administration (the "FDA") recommended by a unanimous vote of 12 to 0 that XIAFLEX™ be granted marketing approval by the U.S. Food and Drug Administration for the treatment of Dupuytren’s disease. The Arthritis Advisory Committee’s recommendation, although not binding, will be considered by the FDA in its review of the Biologics License Application submitted for XIAFLEX™ by the Company’s partner, Auxilium Pharmaceuticals, Inc.

NASDAQ halted trading of the Company’s common stock on the morning of September 16, 2009, because the Arthritis Advisory Committee appointed by the FDA was scheduled to meet on the afternoon of September 16, 2009 to review and discuss the Biologics License Application for XIAFLEX™ for the treatment of Dupuytren’s disease.

Press releases announcing these development are attached hereto as Exhibit 99.1 and Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release dated September 16, 2009
99.2	Press release dated September 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 16, 2009	BIOSPECIFICS TECHNOLOGIES CORP.
——————————————————
(Registrant)

/s/ Thomas L. Wegman
——————————————————
Thomas L. Wegman
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 16, 2009
99.2	Press release dated September 16, 2009